UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2010 (March 5, 2010)

QUICK-MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27545	65-0797243
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

902 NW 4th Street Gainesville, Florida	32601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 835-2211

_____________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The following discussion provides only a brief description of the document described below.  The discussion is qualified in its entirety by the full text of the agreement, which is attached to this Current Report on Form 8-K as an exhibit.

Effective March 5, 2010, Quick-Med Technologies, Inc. (the “Company”) and Johnson & Johnson Consumer and Personal Products Worldwide, a division of Johnson & Johnson Consumer Companies, Inc. ("JJCPWW") entered into a License Agreement (the “Agreement”) on an exclusive basis.  Under the Agreement, the Company grants certain rights under its proprietary intellectual property related to bactericidal absorbent wound dressings  to JJCPWW to make, have made, use, sell, offer to sell, import or otherwise dispose of the consumer healthcare products and combination products in the over the counter market in the United States and Canada.

 In consideration for the execution of the Agreement and for the exclusivity, JJCPWW shall pay the Company a non-refundable and, non-creditable payment.  The Company will receive another non-refundable and, non-creditable payment upon meeting a certain condition.  In addition, JJCPWW shall pay the Company the non-refundable payment that will be creditable towards future earned royalties upon the first commercial product sale.  If the first commercial product sale does not occur by certain future dates, JJCPWW shall pay the Company  additional non-refundable payments that will be creditable against future earned royalties.  Further, the Company will receive royalty payments on the product sales at different royalty rates pursuant to the sales volumes stipulated in the Agreement. The Agreement shall continue to be in effect until the expiration of the last to expire of the Company's proprietary intellectual property.

There are no material relationships between the Company or its affiliates and any of the parties to the Agreement, other than with respect to the Agreement.

Item 9.01                                Financial Statements and Exhibits

(c)           Exhibits.

Exh. No.                                Description

10.1.
License Agreement by and between Quick Med Technologies, Inc. and Johnson & Johnson Consumer and Personal Products Worldwide, a division of Johnson & Johnson Consumer Companies, Inc. effective as of March 5, 2010.  (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICK-MED TECHNOLOGIES, INC.
(Registrant)

Date: March 11, 2010
/s/ Nam H. Nguyen___________________________
Nam H. Nguyen, Chief Financial Officer